DEAR SHAREHOLDERS:

--------------------------------------------------------------------------------

      The Lexington SmallCap Value Fund had a total return of by 10.47%* for the year ended December 31, 1997. The unmanaged Russell 2000 Index of domestic small capitalization companies (the "Index") rose 22.4% for 1997. The average small company growth fund, according to Lipper Analytical Services, Inc., rose 20.6% during the year.

      While a double-digit "absolute" total rate of return in a low inflation environment is acceptable during most years, our "relative" performance last year was very disappointing. Once again, smaller capitalization stocks in general lagged behind large companies for the year as witnessed by the unmanaged Standard & Poor's 500 Composite Stock Price Index gain of over 33% versus 22% for our benchmark. However, the reasons for the Fund's underperformance are more complex and are outlined in the narrative which follows.

DISCUSSION OF PERFORMANCE

      The Fund's fourth quarter performance in 1997 was especially poor compared to our benchmark and had a major negative impact on the entire year. Specifically, the Fund declined 11.4%* versus only 3.4% for the Index. While our investing style has historically tended to lag the market late in the year, the magnitude of the recent performance merits further discussion of the two major factors we have identified.

      The first is the Fund's relative under exposure to the financial sector of the unmanaged Russell 2000 Index, a sector of the market that has been one of the market leaders for the past several years. The reason our portfolio was light in this sector is straightforward - these stocks are not cheap by our disciplined standards. Looking at price valuation on a book and revenue basis, the financial sector seems to be richly valued. With many banks being purchased for multiples of book value in the 4 to 5 times range, we believe this area has become quite speculative and is being priced based on the potential for acquisition - not ongoing operations.

      Our investment discipline has kept us out of financial issues for the last two years. While financials have been one of the leaders in the market, we had been able to offset our under weighting in these issues through savvy stock picking in other areas. In late 1997, the monies that were not invested in the financial sector were redeployed in technology. With the onset of the "Asian Flu" in the fourth quarter, even our small technology stocks with limited exposure to Asia caught a cold. Coupling their poor performance with an underweighting in the financials proved to be a damaging combination in the short term.

      Another reason for our underperformance in the fourth quarter is tax-loss selling. Most of the stocks that we own have a high degree of inside (taxable) ownership and limited institutional (tax-exempt) ownership. With the introduction of a new more favorable capital gains tax rate, there appeared to be a significant amount of money that was realized in capital gains this year. Given the ability to offset some of these gains through the use of losses, our types of stocks that are selling at depressed prices with limited liquidity tend to experience downsize price pressure.

OUTLOOK AND STRATEGY

      We have no plans to change our strategy in response to this sudden downturn in performance. With the tax-loss selling phenomenon behind us, there may be a silver-lining, that is, stocks that come under the most pressure late in the year tend to fare well in the current quarter in what is called the "January Effect". While we have suffered from our lack of exposure to the financial sector, we still firmly believe that this sector is over valued and does not offer high return potential looking forward. As in the past, we will attempt to sell our non-performing stocks into the strength provided by any January Effect, and reinvest in higher potential, more undervalued issues.

      We would expect that the continuing turmoil in Asia would weigh more heavily on the larger multinational companies than the small, domestic issues in which we invest. When coupled with the reduction in long-term capital gains rates, the outlook for small companies is favorable.

      We appreciate your continued support and patience as we weather this challenging environment and, as always, welcome the opportunity to discuss any questions you may have about your investment.

                                               Sincerely,


/s/ Robb W. Rowe, CFA     /s/ Dennis J. Hamilton, CFA    /s/ Robert M. DeMichele
---------------------     ---------------------------    -----------------------
Robb W. Rowe, CFA         Dennis J. Hamilton, CFA        Robert M. DeMichele
Portfolio Manager         Portfolio Manager              President
February, 1998            February, 1998                 February, 1998



            Comparison of change in value of a $10,000 investment in
                    Lexington SmallCap Value Func, Inc. and
                        the unmanaged Russell 2000 Index

      [The following table represents a line chart in the printed report.]

          Lexington   Russell
Year      Small Cap  2000 Index
==================================
1/2/96      $10,000    $10,000
6/30/96     $10,910    $11,036
12/31/96    $11,757    $11,649
6/30/97     $12,970    $12,837
12/31/97    $12,988    $14,253

                                           Average Annual Standard Total Returns
                                                   for the Period Ended 12/31/97
--------------------------------------------------------------------------------
        Fund/Index                             1 Yr       Since Inception 1/2/96
                                                                 Annualized
--------------------------------------------------------------------------------
  Lexington SmallCap Value Fund                10.47%               13.99%
  Russell 2000                                 22.36%               19.39%
 -------------------------------------------------------------------------------



*10.47% and 13.99% are the one year and since commencement (1/2/96) average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997


   Number
     of                                                                   Value
   Shares                     Security                                  (Note 1)
--------------------------------------------------------------------------------
               COMMON STOCK: 97.9%
               AUTOMOTIVE FINANCE: 2.3%
      18,000   Arcadia Financial, Ltd.1 ...........................    $ 133,875
      16,940   National Auto Credit, Inc.1 ........................       89,994
                                                                       ---------
                                                                         223,869
                                                                       ---------
               BANKING: 1.7%
      12,500   Aames Financial Corporation ........................      161,719
                                                                       ---------
               BUILDING MATERIALS: 0.6%
       3,000   ABT Building Products1 .............................       54,000
                                                                       ---------
               CAPITAL EQUIPMENT: 3.3%
       3,700   Detroit Diesel Corporation1 ........................       87,875
       8,000   Watts Industries, Inc. .............................      226,500
                                                                       ---------
                                                                         314,375
                                                                       ---------
               CONSTRUCTION & HOUSING: 4.0%
      10,000   Granite Construction, Inc. .........................      230,000
         20,000   INSITUFORM TECHNOLOGIES1 ........................      155,000
                                                                       ---------
                                                                         385,000
                                                                       ---------
               CONSUMER DURABLE GOODS: 4.5%
      13,500   Ampco-Pittsburgh Corporation .......................      264,094
       6,500   Bio-Rad Laboratiories, Inc. "A"1 ...................      169,812
                                                                       ---------
                                                                         433,906
                                                                       ---------
               CONSUMER NONDURABLE GOODS: 3.3%
       3,900   Canandaigua Brands, Inc.1 ..........................      216,450
       7,700   Paragon Trade Brands, Inc.1 ........................       99,137
                                                                       ---------
                                                                         315,587
                                                                       ---------
               ELECTRICAL & ELECTRONICS: 15.9%
      26,000   American Software, Inc.1 ...........................      243,750
      22,000   Asante Technologies, Inc.1 .........................       79,750
      45,000   Dataware Techologies, Inc.1 ........................      123,750
      18,500   Intergraph Corporation1 ............................      186,156
      16,300   Interphase Corporation1 ............................       95,253
      18,000   Mylex Corporation1 .................................      164,250
       5,700   Progress Software Corporation1 .....................      123,262
       9,000   Sequent Computer Systems1 ..........................      180,562
       8,200   Telxon Corporation .................................      196,800
       5,000   Watkins-Johnson Company ............................      129,687
                                                                       ---------
                                                                       1,523,220
                                                                       ---------
               ENERGY SOURCES: 5.7%
      10,000   Benton Oil and Gas Company1 ........................      129,375
      24,700   Patina Oil & Gas Corporation .......................      189,881
      10,000   Western Gas Resorces, Inc. .........................      221,250
                                                                       ---------
                                                                         540,506
                                                                       ---------
               FINANCIAL SERVICES: 3.8%
       6,700   John Alden Financial ...............................      160,800
      12,000   Life USA Holding, Inc.1 ............................      204,000
                                                                       ---------
                                                                         364,800
                                                                       ---------

LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997


   Number
     of                                                                   Value
   Shares                     Security                                  (Note 1)
--------------------------------------------------------------------------------
               HEALTH & PERSONAL CARE: 8.7%
       8,000   Alpharma, Inc. .....................................     $174,000
       6,206   Laboratory Corporation of
               America Holdings (Preferred shares) ................      287,028
      76,300   Laboratory Corporation of
               America Holdings1 ..................................      128,756
      12,400   Roberts Pharmaceutical
               Corporation1 .......................................      118,575
      55,800   Staff Builders, Inc. "A"1 ..........................      119,447
                                                                       ---------
                                                                         827,806
                                                                       ---------
               HEALTH EQUIPMENT & SERVICES: 5.5%
      22,000   NovaCare, Inc.1 ....................................      287,375
      12,200   OEC Medical Systems, Inc.1 .........................      243,238
                                                                       ---------
                                                                         530,613
                                                                       ---------
               HEALTHCARE-MISCELLANEOUS: 4.9%
      14,800   Carter-Wallace, Inc. ...............................      249,750
       7,000   Integrated Health Services, Inc. ...................      218,313
                                                                       ---------
                                                                         468,063
                                                                       ---------
               MANUFACTURED HOUSING: 1.9%
       6,500   Skyline Corporation ................................      178,750
                                                                       ---------
               MATERIALS: 2.6%
       6,400   ACX Technologies, Inc.1 ............................      156,400
         9,800    COEUR D'ALENE MINES1 ............................       88,200
                                                                       ---------
                                                                         244,600
                                                                       ---------
               MERCHANDISING: 8.3%
      13,900   Cyrk International, Inc.1 ..........................      137,263
      10,000   Fingerhut Companies, Inc. ..........................      213,750
      32,000   Handleman Company1 .................................      222,000
      25,000   Value City Department Stores, Inc.1 ................      221,875
                                                                       ---------
                                                                         794,888
                                                                       ---------
               REAL ESTATE: 1.8%
      16,000   Horizon Group, Inc. ................................      175,000
                                                                       ---------
               SERVICES: 4.5%
      41,200   Interface Systems, Inc.1 ...........................      110,081
      25,000   OHM Corporation1 ...................................      190,625
      18,000   Spelling Entertainment Group, Inc.1 ................      126,000
                                                                       ---------
                                                                         426,706
                                                                       ---------
               TELECOMMUNICATIONS: 4.6%
      12,600   California Microwave, Inc.1 ........................      246,488
      10,000   Cidco, Inc.1 .......................................      190,625
                                                                       ---------
                                                                         437,113
                                                                       ---------

LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997


   Number
     of                                                                   Value
   Shares                     Security                                  (Note 1)
--------------------------------------------------------------------------------
               TELECOMMUNICATIONS EQUIPMENT: 1.1%
      16,000   Picturetel Corporation1 ............................     $105,000
                                                                      ----------
                  Transportation: 3.8%
       2,600   Alaska Air Group, Inc.1 ............................      100,750
      14,000   America West Airlines, Inc.1 .......................      260,750
                                                                      ----------
                                                                         361,500
                                                                      ----------
               UTILITIES: 5.1%
      13,500   Forest Oil Corporation1 ............................      222,750
      52,000   Kaneb Services, Inc.1 ..............................      269,750
                                                                      ----------
                                                                         492,500
                                                                      ----------
               TOTAL INVESTMENTS: 97.9%
               (cost $8,701,522+)(Note 1) .........................    9,359,521
               Other assets in excess of liabilities:  2.1% .......      205,252
                                                                      ----------
               TOTAL NET ASSETS: 100.0%
                 (equivalent to $11.39 per share on 839,719
                       shares outstanding) ........................   $9,564,773
                                                                      ==========
1Non-income producing security.
+Aggregate cost for Federal income tax purposes is $8,701,737.

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value
   (cost $8,701,522) (Note1) ...................................     $9,359,521
Cash ...........................................................        194,940
Receivable for investment
   securities sold .............................................         25,687
Receivable for shares sold .....................................             34
Dividends and interest receivable ..............................         11,289
Deferred organization expense,
   net (Note 1) ................................................         31,681
                                                                     ----------
              Total Assets .....................................      9,623,152
                                                                     ----------
LIABILITIES
Due to Lexington Management
   Corporation (Note 2) ........................................          8,134
Payable for shares redeemed ....................................         13,501
Distributions payable ..........................................          2,117
Accrued expenses ...............................................         34,627
                                                                     ----------
              Total Liabilities ................................         58,379
                                                                     ----------
Net Assets (equivalent to $11.39
   per share on 839,719 shares
   outstanding) (Note 4) .......................................     $9,564,773
                                                                     ==========
NET ASSETS consist of:
Capital stock -- authorized
   1,000,000,000 shares,
   $.001 par value per share ...................................     $      840
Additional paid-in capital (Note 1) ............................      8,808,618
Accumulated deficit (Note 1) ...................................        (18,112)
Accumulated net realized gain
   on investments (Note 1) . ...................................        115,428
Unrealized appreciation
   on investments ..............................................        657,999
                                                                     ----------
  TOTAL NET ASSETS .............................................     $9,564,773
                                                                     ==========


LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
 Dividends ............................................    $59,051
 Interest .............................................     13,221
                                                            ------
                                                                        $ 72,272
Expenses
 Investment advisory fee
     (Note 2). ........................................     91,862
 Printing and mailing
     expenses .........................................     33,027
 Transfer agent and
     shareholder servicing
     expense (Note 2) .................................     20,102
 Registration fees. ...................................     17,723
 Directors' fees and
     expenses .........................................     15,858
 Accounting expenses
     (Note 2) .........................................     13,313
 Professional fees ....................................     11,243
 Amortization of organization
     costs (Note 1) ...................................     10,592
 Distribution expense
     (Note 3) .........................................      6,705
 Computer processing fees .............................      5,696
 Custodian expense ....................................      3,914
 Other expenses .......................................      5,996
                                                            ------
   Total expenses .....................................                 236,031
                                                                       --------
   Net investment loss ................................                (163,759)
REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS (NOTE 5)
 Net realized gain on
     investments. .....................................               1,320,930
 Net change in unrealized
     appreciation on
     investments ......................................                (330,019)
                                                                       --------
   Net realized and
      unrealized gain .................................                 990,911
                                                                       --------
INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS .......................................               $ 827,152
                                                                       ========

   The Notes to Financial Statements are an integral part of these statements.


LEXINGTON SMALLCAP VALUE FUND, INC.
STATEMENTS OF CHANGES INNET ASSETS

                                                                                                       JANUAY 2, 1996
                                                                                                        (COMMENCEMENT
                                                                                   YEAR ENDED         OF OPERATIONS) TO
                                                                                  DECEMBER 31,          DECEMBER 31,
                                                                                      1997                  1996
                                                                                    ---------           -------------
NET INVESTMENT LOSS ...........................................................     $ (163,759)          $  (122,418)
Net realized gain from security transactions ..................................      1,320,930               241,416
Net change in unrealized appreciation of investments ..........................       (330,019)              988,018
                                                                                     ---------             ---------
    Increase in net assets resulting from operations ..........................        827,152             1,107,016
Distributions to shareholders from net realized gains from
  security transactions .......................................................     (1,160,092)              (18,761)
Increase in net assets from capital share transactions (Note 4) ...............      1,836,489             6,972,969
                                                                                     ---------             ---------
              Net increase in net assets ......................................      1,503,549             8,061,224
NET ASSETS:
 Beginning of period ..........................................................      8,061,224                  --
                                                                                     ---------             ---------
 End of period (including accumulated deficit of $18,112 and
   $9,044, 1997 and 1996 respectively) ........................................     $9,564,773            $8,061,224
                                                                                     =========             =========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON SMALLCAP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington SmallCap Value Fund, Inc.(the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1996. The Fund's investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $52,837 have been deferred and are being amortized on a straight line basis over five years.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Capital Technologies Inc. ("CTI") under which CTI provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and CTI, LMC pays CTI a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average

LEXINGTON SMALLCAP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, 12b-1 fees and extraordinary expenses but including the management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $22,749, which were incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION  PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $6,705 and are set forth in the statement of operations.

4. CAPITAL STOCK
Transactions in capital stock were as follows:

                                                                                                  January 2, 1996
                                                                                                 (commencement of
                                                                  Year ended                      operations) to
                                                               December 31, 1997                 December 31, 1996
                                                            ----------------------              ------------------
                                                           Shares           Amount            Shares       Amount
                                                           ------           -------           -------      -------
 Shares sold ............................................  242,768         $3,149,748         806,989     $8,267,408
 Shares issued on reinvestment
   of dividends .........................................  101,424          1,157,337           1,594         18,670
                                                           -------           --------         -------      ---------
                                                           344,192          4,307,085         808,583      8,286,078
 Shares redeemed ........................................ (191,705)        (2,470,596)       (121,351)    (1,313,109)
                                                           -------          ---------         -------      ---------
   Net increase .........................................  152,487         $1,836,489         687,232     $6,972,969
                                                           =======          =========         =======      =========

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,  1997,  excluding  short-term  securities,   were  $3,897,129  and
$3,458,777,  respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,782,414 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,124,630.

6. TAX INFORMATION (UNAUDITED)
The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997, is 11.8%. Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

     $37,860 are designated as 28 percent long-term capital gains.

LEXINGTON SMALLCAP VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                                                      January 2, 1996
                                                                                                       (commencement
                                                                                     Year ended      of operations) to
                                                                                    December 31,       December 31,
                                                                                    ------------     -----------------
                                                                                        1997               1996
                                                                                     -----------       -------------

Net asset value, beginning of period .........................................          $11.73            $10.00
                                                                                        ------            ------
Income (loss) from investment operations:
   Net investment loss .......................................................           (0.19)            (0.18)
   Net realized and unrealized gain on investments ...........................            1.41              1.94
                                                                                        ------            ------
Total income from investment operations ......................................            1.22              1.76
                                                                                        ------            ------
Less distributions:
   Distributions from net realized gains .....................................           (1.56)            (0.03)
                                                                                        ------            ------
Net asset value, end of period ...............................................          $11.39            $11.73
                                                                                        ======            ======
Total return .................................................................           10.47%            17.50%

Ratio to average net assets:
   Expenses, before reimbursement or waivers .................................            2.57%             3.04%
   Expenses, net of reimbursement or waivers .................................            2.57%             2.48%
   Net investment loss, before reimbursement or waivers ......................           (1.78%)           (2.34%)
   Net investment loss .......................................................           (1.78%)           (1.78%)
Portfolio turnover rate ......................................................           39.09%            60.92%
Average commission paid on equity security transactions ......................          $ 0.04            $ 0.03
Net assets, end of period (000's omitted) ....................................          $9,565            $8,061


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington SmallCap Value Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington SmallCap Value Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington SmallCap Value Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 12, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*
                                    --------
FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                   ---------
CHECK WRITING PRIVILEGES--Lexington Money Market Trust permits investors immediate access to their funds with check writing for withdrawals from their account.
                                    --------
TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                    --------
CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                                    --------
SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                    --------
COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
SMALLCAP VALUE FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
Capital Technology, Inc.
McMullen Creek Office Center
P.O. Box 472428
Charlotte, North Carolina 28247

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington SmallCap Value Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                    LEXINGTON

                                    LEXINGTON
                                    SMALLCAP
                                      VALUE
                                   FUND, INC.
                                 --------------
                              Seeks long-term capital
                       appreciation through investment in
                           common stocks of companies
                         domiciled in the United States
                          with a market capitalization
                            of less than $1 billion.
                                   ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies